UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 12, 2003

Shoe Pavilion, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23669	94-3289691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1380 Fitzgerald Drive, Pinole CA	94564
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 510-222-4405

Item 7.	Financial Statements and Exhibits

Number	Exhibit

99.1	Press Release issued November 12, 2003.

Item 12.	Results of Operations and Financial Condition.

On November 12, 2003, the Company issued a press release announcing its operating results for the third quarter ended September 27, 2003.

A copy of the Company’s November 12, 2003 press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shoe Pavilion, Inc. (Registrant)

Date November 17, 2003	By:	/s/ John D. Hellmann

John D. Hellmann Vice President and Chief Financial Officer